UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934 reported)

Date of Report: June 17, 2016

(Date of earliest event)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 Scripps Summit Drive, Suite 100

San Diego, California 92131

(Address of principal executive offices)

(888) 496-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On June 17, 2016, Turtle Beach Corporation, a Nevada corporation (the “Company”), entered into amendments (the “Amendments”) to its Loan, Guaranty and Security Agreement, dated March 31, 2014 (as amended, the “ABL Agreement”), by and among the Company, Voyetra Turtle Beach, Inc., Turtle Beach Europe Limited, VTB Holdings, Inc., as guarantor (collectively, the “Obligors”), the financial institutions party thereto as lenders (collectively, the “ABL Lenders”), and Bank of America, N.A., as administrative agent, collateral agent and security trustee for the ABL Lenders (the “ABL Agent”) and its Term Loan, Guaranty and Security Agreement, dated July 22, 2015 (as amended, the “Term Loan Agreement,” and together with the ABL Agreement, the “Credit Agreements”) by and among the Company, the Obligors, Crystal Financial SPV LLC, Crystal Financial LLC and the other lenders party to the Term Loan Agreement from time to time (collectively, the “Term Loan Lenders,” and collectively with the ABL Lenders, the “Lenders”), and Crystal Financial LLC, as administrative agent, collateral agent and security trustee for the Term Loan Lenders (the “Term Loan Agent”).

The Amendments provide, among other things, that (i) the existing loan availability blocks under the Credit Agreements be temporarily reduced between June 17, 2016 and October 31, 2016, (ii) the Company maintain certain cash flow levels with respect to its HyperSound division during each rolling four week period beginning with the period ending June 24, 2016 through (and including) the period ending October 28, 2016 and (iii) that the Obligors make certain periodic reports to the ABL Agent, the Term Loan Agent and the Lenders with respect to certain financial metrics

The foregoing description of the Amendments do not purport to be complete and are qualified in their entirety by the full text of the Amendments, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

10.1	Tenth Amendment to Loan, Guaranty and Security Agreement, dated as of June 17, 2016, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., Turtle Beach Europe Limited, VTB Holdings, Inc., the financial institutions party thereto and Bank of America, N.A., as administrative agent, collateral agent and security trustee for the lenders.

10.2	Fourth Amendment to Term Loan, Guaranty and Security Agreement, dated as of June 17, 2016, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., Turtle Beach Europe Limited, VTB Holdings, Inc., Crystal Financial SPV LLC, Crystal Financial LLC, the other financial institutions party thereto and Crystal Financial LLC as administrative agent, collateral agent and security trustee for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2016	TURTLE BEACH CORPORATION

	By:	/s/ John T. Hanson
John T. Hanson Chief Financial Officer